                                                                    EXHIBIT 8(m)


                               AMENDED SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

Fund                                             Effective Date
----                                             --------------

Schwab International Index Fund                  July 21, 1993

Schwab Small-Cap Index Fund                      October 14, 1993

Schwab Asset Director-High Growth                September 25, 1995
Fund

Schwab Asset Director-Balanced                   September 25, 1995
Growth Fund

Schwab Asset Director-Conservative               September 25, 1995
Growth Fund

Schwab S&P 500 Fund - Investor                   February 28, 1996
Shares

Schwab S&P 500 Fund -e.Shares                    February 28, 1996

Schwab Analytics Fund                            May 21, 1996

Schwab OneSource Portfolios-                     September 2, 1996
International

Schwab OneSource Portfolios-Growth               October 13, 1996
Allocation

Schwab OneSource Portfolios-                     October 13, 1996
Balanced Allocation

Schwab OneSource Portfolios-Small                August 3, 1997
Company


                                       SCHWAB CAPITAL TRUST

                                       By:    /s/ William J. Klipp
                                              --------------------------------
                                       Name:  William J. Klipp
                                       Title: Executive Vice President
                                              and Chief Operating Officer


                                       CHARLES SCHWAB & CO., INC.

                                       By:    /s/ Colleen M. Hummer
                                              --------------------------------
                                       Name:  Colleen M. Hummer
                                       Title: Senior Vice President



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
                                                                    EXHIBIT 8(m)
                               AMENDED SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                            FOR SCHWAB CAPITAL TRUST


      THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT
            AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:


Fund                                   Fee
----                                   ---
Schwab International Index             Twenty one-hundredths of one percent
Fund                                   (.20%) of the Fund's average daily
                                       net assets

Schwab Small-Cap Index Fund            Twenty one-hundredths of one percent
                                       (.20%) of the Fund's average  daily
                                       net assets

Schwab Asset Director-High             Twenty one-hundredths of one percent
Growth Fund                            (.20%) of the Fund's average daily
                                       net assets

Schwab Asset Director-                 Twenty one-hundredths of one percent
Balanced Growth Fund                   (.20%) of the Fund's average daily
                                       net assets

Schwab Asset Director-                 Twenty one-hundredths of one percent
Conservative Growth Fund               (.20%) of the Fund's average daily
                                       net assets

Schwab S&P 500 Fund -                  Twenty one-hundredths of one percent
Investor Shares                        (.20%) of the class' average daily
                                       net assets

Schwab S&P 500 Fund -                  Five one-hundredths of one percent
e.Shares                                (0.05%) of the class' average daily
                                       net assets


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Schwab Analytics Fund                  Twenty one-hundredths of one percent
                                       (.20%) of the Fund's average daily
                                       net assets.

Schwab OneSource                       Twenty one-hundredths of one percent
Portfolios-International               (.20%) of the Fund's average daily
                                       net assets.

Schwab OneSource                       Twenty one-hundredths of one percent
Portfolios-Growth                      (.20%) of the Fund's average daily
Allocation                             net assets.

Schwab OneSource                       Twenty one-hundredths of one percent
Portfolios-Balanced                    (.20%) of the Fund's average daily
Allocation                             net assets.

Schwab OneSource                       Twenty one-hundredths of one percent
Portfolios-Small Company               (.20%) of the Fund's average daily
                                       net assets.


                                       SCHWAB CAPITAL TRUST


                                       By:     /s/ William J. Klipp
                                               ---------------------------------
                                       Name:   William J. Klipp
                                       Title:  Executive Vice President
                                               and Chief Operating Officer



                                       CHARLES SCHWAB & CO., INC.


                                       By:     /s/ Colleen M. Hummer
                                               ---------------------------------
                                       Name:   Colleen M. Hummer
                                       Title:  Senior Vice President


                                      C-3